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                                                                  EXHIBIT 10.41

                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT

        Second Amendment, dated June 11, 1996 (herein called the "AMENDMENT") to Credit Agreement, dated June 13, 1995, (herein called the "AGREEMENT") between and among WABASH NATIONAL FINANCE CORPORATION, an Indiana corporation, with its main business office located at 9 North Vail Avenue, Arlington Heights, Illinois 60005 (herein called "WABASH NATIONAL FINANCE"), the banking institutions named in Exhibit A attached thereto (herein called collectively the "BANKS" and individually a "BANK") and CORESTATES BANK, N.A., a national banking association, as agent for the Banks under this Agreement (herein in such capacity called the "AGENT"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                             PRELIMINARY STATEMENT

        WHEREAS, Wabash has requested that a new Facility Termination Date be established 364 days from the previous Facility Termination Date as contemplated by Section 1.1(a)(1) of the Agreement, and has requested certain modifications be made to the Agreement as set forth in this Amendment.

        WHEREAS, Wabash has requested that NatWest Bank N.A. cease to be a Bank as provided in the Agreement, as amended, and the Commitment of each Bank other than NatWest Bank N.A. be increased as provided in this Amendment.

        WHEREAS, the Banks agree to the requests of Wabash on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

        1. SECTION 1.1 OF THE AGREEMENT. The date "JUNE 11, 1996" set forth in two places in the first sentence of Section 1.1 of the Agreement is hereby deleted and shall be and hereby is replaced by the date "JUNE 10, 1997."

        2. SECTION 5.2(a) OF THE AGREEMENT. Section 5.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                "(a) BORROWING BASE.    The aggregate principal amount of the
        Revolving Credit Loans (or the Refunding Term Loans, as applicable) plus the aggregate principal amount of all Other Intercreditor Agreement Debt shall not at any time exceed the Borrowing Base; provided, however, that this covenant shall not be deemed breached if, with respect to any time such aggregate amount exceeds said level, within five Business Days after the earlier of the date Wabash National Finance first has knowledge of such breach or the date of the next Borrowing Base Certificate disclosing the existence of such breach a prepayment of the Revolving Credit Loans or the Refunding Term Loans, as applicable,

Second Amendment to
Credit Agreement                       -1-                        June 11, 1996
shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

                The term "BORROWING BASE" shall mean the sum of:

                (i) 80% of the net book value of over the road chassis and trailers, and domestic intermodal containers, on lease to unaffiliated Persons which leases are either current or less than three months contractually delinquent,

                (ii) 70% of the net book value of RoadRailer(TM) trailers on lease to unaffiliated Persons which leases are either current or less than three months contractually delinquent,

                (iii) 70% of the net book value of RoadRailer(TM) rail bogies on lease to unaffiliated persons which leases are either current or less than three months contractually delinquent, provided, that the value of RoadRailer(TM) rail bogies shall not exceed 25% of the total eligible Borrowing Base, and

                (iv) 50% of the net book value of each piece of "Class IV Equipment" (defined below), provided, that, the value of Class IV Equipment shall not exceed 10% of the total eligible Borrowing Base, and no piece of Class IV Equipment shall be continue to be included in the eligible Borrowing Base for more than six months.

                        "CLASS IV EQUIPMENT" shall mean equipment of the types referred to in clauses (i), (ii) and (iii) of the definition of the term "Borrowing Base" which equipment initially was eligible to be included in the Borrowing Base but subsequently has ceased to be eligible because
        (A) the piece of equipment has ceased to be the subject of a valid and binding lease to an unaffiliated person, (B) the lease applicable to the piece of equipment is no longer less than three months contractually delinquent, or (C) a circumstance of the type referred to in subparagraphs (3), (4), (5) or (12) of the next paragraph shall have occurred and be continuing.

                Each of the following requirements also shall be applicable to the Borrowing Base, except to the extent specifically provided otherwise in clause (iv) said definition:

                (1) No piece of equipment shall be included in the Borrowing Base in the first instance unless it shall be the subject of a valid and binding lease.

                (2) No piece of equipment shall be included in the Borrowing Base in the first instance if the lessee is one month or more in default with respect to its payment obligations under any lease from Wabash National Finance (whether or not such default is in respect of the lease applicable to the piece of equipment in question).


Second Amendment to
Credit Agreement                      -2-                         June 11, 1996

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                (3)     No piece of equipment shall be included in the Borrowing
        Base in the first instance if the lessee is the subject of any proceeding, action or circumstance of the character referred to in
        Section 6.1(h) through Section 6.1(l) hereof.

                (4) No piece of equipment shall remain in the Borrowing Base for more than three months immediately following termination of the lease applicable to it unless the piece of equipment shall become the subject of a new lease.

                (5) No piece of equipment shall be included in the Borrowing Base if the lease applicable thereto has been amended or modified to reduce the amount or frequency of the lease payments or any waiver of non-payment is granted with respect thereto, with the purpose of such amendment, modification or waiver being principally the avoidance of a payment default in said lease.

                (6) The net book value of equipment in the aggregate from any one lessee includable in the Borrowing Base calculation shall be limited to 20% of the Borrowing Base as of the compliance date unless inclusion of the excess is first approved by the Banks.

                (7) The depreciation of each piece of equipment included in the Borrowing Base which is the subject of a lease (that is not a finance lease) with either a Terminal Rental Adjustment Clause
        ("TRAC") or a purchase option shall be for a period not greater than the lease term to the contractual TRAC or purchase option price, as applicable.

                (8) The depreciation of each piece of equipment included in the Borrowing Base which is the subject of a fixed term non-cancelable lease (that is not subject to a TRAC or a purchase option) shall be for either (a) a period not exceed 11 years from the date of manufacture (except in the case of RoadRailer(TM) rail bogies which shall be 16 years) to a zero residual value or (b), when the number of years from the date of manufacture plus the remaining fixed non-cancelable lease term exceeds 11 years in the aggregate (16 years in the case of RoadRailer(TM) rail bogies), a period not greater than the remaining fixed non-cancelable lease term to a zero residual value.

                (9) No piece of equipment shall be included in the Borrowing Base if it is more than 12 years from its date of manufacture (except in the case of RoadRailer(TM) rail bogies which shall be 16 years) or it has previously been depreciated to a zero value.

                (10) No piece of equipment shall be included in the Borrowing Base unless the Collateral Agent shall have (for the benefit of the Banks and the holders of the Other Intercreditor Agreement Debt) a first priority, perfected, lien and security interest in said equipment (provided, that in the case of equipment which is the subject of a certificate of title, Wabash National Finance instead shall have taken all necessary steps to procure the necessary title and to cause the lien or security interest of the Collateral Agent for the benefit of the Banks and the

Second Amendment to
Credit Agreement                      -3-                         June 11, 1996
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        holders of the Other Intercreditor Agreement Debt to be noted
        on the face of such certificate.

                (11) No piece of equipment shall be included in the Borrowing Base if the executive office of the lessee is located in any jurisdiction other than the United States or Canada.

                (12) No piece of equipment shall be included in the Borrowing Base if any other piece of equipment on lease to the same lessee, or any affiliate of such lessee, is ineligible for inclusion in the Borrowing Base for any reason other than as set forth in clauses
        (6), (7) and (10) above."

        3. References to "Original Value". All references to the term "Original Value" in the Agreement is hereby deleted.

        4. Exhibit A to Agreement. Exhibit A to the Agreement is hereby amended and restated to be in form and substance attached hereto.

        5. Representations and Warranties. Wabash hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

        6. Covenants. Wabash hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Article 5 thereof, on and as of the date hereof.

        7. Proceedings, Instruments, Etc. All proceedings and actions taken on or prior to the date hereof in connection with this Amendment and all instruments incident thereto and hereto shall be in form and substance satisfactory to the Banks, and the Agent shall have received for each Bank copies of all documents that any Bank may request in connection with such proceedings, actions and transactions (including, without limitation, a replacement Revolving Credit Note duly executed, completed and issued in accordance herewith, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of the Agreement, all in form and substance satisfactory to each Bank and evidence of the payment in full of the Revolving Credit Note issued to NatWest Bank, N.A. under the Agreement prior to this Amendment).

        8. Affirmation. Wabash hereby affirms its absolute and unconditional promise to pay to each Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

        9. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

        10.     Counterparts.   This Amendment may be signed in any number of
counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.


Second Amendment to
Credit Agreement                      -4-                          June 11, 1996

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        IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

                                  WABASH NATIONAL FINANCE CORPORATION



                                   By Richard E. Dessimoz
                                      ---------------------------------
                                      Name Richard E. Dessimoz
                                      Title Vice President

Notices To:
Mr. Richard E. Dessimoz
Chief Executive Officer
Wabash National Finance Corporation
9 North Vail Avenue
Arlington Heights, Illinois 80005
FAX No. (708) 577-2204


                                CORESTATES BANK, N.A., for itself and as Agent


                                By
                                   ---------------------------------
                                   William J. Hieb
                                   Vice President

Notices To:
Mr. William J. Hieb
Vice President
CoreStates Bank, N.A.
Transportation, Leasing and Construction Industry Services
FC 1-8-11-24
Widener Building 11th Floor
1339 Chestnut Street
P.O. Box 7618
Philadelphia, PA 19101-7618
FAX No. (215) 786-7704


Second Amendment to
Credit Agreement                      -5-                         June 11, 1996
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                                HARRIS TRUST AND SAVINGS BANK


                                By Peter Krawchuk
                                   ----------------------------
                                   Name
                                   Title V.P.

Notices To:
Mr. Peter Krawchuk
Vice President
Harris Trust and Savings Bank
111 W. Monroe Street
Chicago, IL 60603
FAX No. (312) 461-2591


                                NATIONAL CITY BANK, INDIANA


                                By
                                   ----------------------------
                                   Name
                                   Title

Notices To:
Mr. Rafe L. Boldrick
Senior Vice President
National City Bank, Indiana
101 West Washington Street
Suite 200 East
Indianapolis, IN 46255
FAX No. (317) 267-8899

                                THE NORTHERN TRUST COMPANY


                                By
                                   ----------------------------
                                   Name
                                   Title

Notices To:
Mr. G. Anthony Colletta
Second Vice President
The Northern Trust Company
50 South LaSalle Street, Floor B-2
Chicago, IL 60675
FAX No. (312) 444-7028


Second Amendment to
Credit Agreement                       -6-                        June 11, 1996